Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 70% Portfolio
March 31, 2023
VF70-NPRT1-0523
1.847120.116
Equity Funds - 73.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	277,266	16,896,582
Fidelity Commodity Strategy Fund (a)	87,127	8,477,410
Fidelity Contrafund (a)	1,635,917	21,741,332
Fidelity Emerging Markets Discovery Fund (a)	1,040,731	15,215,493
Fidelity Emerging Markets Fund (a)	4,244,808	144,535,713
Fidelity Equity-Income Fund (a)	672,912	43,120,172
Fidelity Global Commodity Stock Fund (a)	1,288,866	23,483,140
Fidelity Gold Portfolio (a)	950,514	23,800,878
Fidelity Hedged Equity Fund (a)	490,627	4,862,117
Fidelity Infrastructure Fund (a)	155,635	1,872,293
Fidelity International Capital Appreciation Fund (a)	1,351,927	32,094,743
Fidelity International Discovery Fund (a)	931,392	39,705,226
Fidelity International Enhanced Index Fund (a)	3,978,878	40,584,559
Fidelity International Small Cap Fund (a)	612,001	17,748,037
Fidelity International Small Cap Opportunities Fund (a)	943,029	18,011,852
Fidelity International Value Fund (a)	2,823,461	25,072,335
Fidelity Japan Smaller Companies Fund (a)	963,982	13,707,820
Fidelity Large Cap Value Enhanced Index Fund (a)	1,726,680	24,829,662
Fidelity Low-Priced Stock Fund (a)	1,078,233	50,364,242
Fidelity Overseas Fund (a)	2,872,470	159,996,604
Fidelity Real Estate Investment Portfolio (a)	331,988	12,778,223
Fidelity U.S. Low Volatility Equity Fund (a)	2,336,786	23,858,581
Fidelity Value Discovery Fund (a)	626,669	21,488,474
VIP Stock Selector All Cap Portfolio Investor Class (a)	71,990,869	633,519,650
TOTAL EQUITY FUNDS (Cost $1,426,829,185)		1,417,765,138

Fixed-Income Funds - 26.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	3,701,537	33,609,960
Fidelity High Income Fund (a)	2,010,951	14,860,930
Fidelity Inflation-Protected Bond Index Fund (a)	4,259,512	39,741,250
Fidelity Long-Term Treasury Bond Index Fund (a)	2,278,236	24,491,041
Fidelity New Markets Income Fund (a)	816,967	9,427,804
Fidelity Total Bond Fund (a)	20,185,888	192,573,375
VIP Investment Grade Bond II Portfolio - Investor Class (a)	20,172,970	193,458,785
TOTAL FIXED-INCOME FUNDS (Cost $523,395,181)		508,163,145

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b) (Cost $4,099,940)	4,099,120	4,099,940

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.41% to 4.93% 4/6/23 to 6/8/23 (d) (Cost $6,976,666)	7,010,000	6,978,240

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,961,300,972)	1,937,006,463
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,066,841)
NET ASSETS - 100.0%	1,935,939,622

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	510	Jun 2023	53,460,750	2,251,807	2,251,807
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	293	Jun 2023	14,584,075	523,105	523,105

TOTAL EQUITY INDEX CONTRACTS					2,774,912

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	135	Jun 2023	14,783,555	312,971	312,971

TOTAL PURCHASED					3,087,883

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	394	Jun 2023	81,513,675	(4,780,788)	(4,780,788)

TOTAL FUTURES CONTRACTS					(1,692,905)
The notional amount of futures purchased as a percentage of Net Assets is 4.4%
The notional amount of futures sold as a percentage of Net Assets is 4.2%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,978,240.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	12,365,776	15,304,664	23,570,500	69,438	-	-	4,099,940	0.0%
Total	12,365,776	15,304,664	23,570,500	69,438	-	-	4,099,940

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	15,892,931	622,403	364,543	-	(11,755)	757,546	16,896,582
Fidelity Commodity Strategy Fund	11,568,566	-	2,541,143	-	(1,811,192)	1,261,179	8,477,410
Fidelity Contrafund	20,623,975	414,058	1,290,151	315,132	(11,915)	2,005,365	21,741,332
Fidelity Emerging Markets Discovery Fund	13,843,850	901,561	245,712	-	(3,951)	719,745	15,215,493
Fidelity Emerging Markets Fund	127,486,180	8,393,271	2,205,517	-	17,191	10,844,588	144,535,713
Fidelity Equity-Income Fund	45,423,472	264,665	2,783,626	14,813	34,457	181,204	43,120,172
Fidelity Floating Rate High Income Fund	48,879,552	1,049,139	17,001,638	811,991	(490,965)	1,173,872	33,609,960
Fidelity Global Commodity Stock Fund	34,355,146	188,892	9,933,599	-	3,780,533	(4,907,832)	23,483,140
Fidelity Gold Portfolio	-	23,951,648	215,134	-	(12,116)	76,480	23,800,878
Fidelity Hedged Equity Fund	4,662,933	2,942	-	2,942	-	196,242	4,862,117
Fidelity High Income Fund	14,598,746	279,751	238,238	191,789	(1,466)	222,137	14,860,930
Fidelity Inflation-Protected Bond Index Fund	35,229,701	3,853,460	611,405	3,296	(7,688)	1,277,182	39,741,250
Fidelity Infrastructure Fund	-	1,892,123	21,943	-	(227)	2,340	1,872,293
Fidelity International Capital Appreciation Fund	27,730,111	1,107,356	580,739	-	(90,223)	3,928,238	32,094,743
Fidelity International Discovery Fund	36,308,000	1,407,069	761,442	-	(180,437)	2,932,036	39,705,226
Fidelity International Enhanced Index Fund	36,554,133	1,408,710	676,746	-	(27,959)	3,326,421	40,584,559
Fidelity International Small Cap Fund	16,060,002	623,818	300,221	-	(10,349)	1,374,787	17,748,037
Fidelity International Small Cap Opportunities Fund	16,599,446	148,285	-	-	-	1,264,121	18,011,852
Fidelity International Value Fund	23,282,315	886,324	394,500	-	10,184	1,288,012	25,072,335
Fidelity Japan Smaller Companies Fund	12,984,834	-	-	-	-	722,986	13,707,820
Fidelity Large Cap Value Enhanced Index Fund	26,175,444	121,150	1,555,460	-	7,836	80,692	24,829,662
Fidelity Long-Term Treasury Bond Index Fund	18,039,266	5,657,599	339,913	161,644	(34,761)	1,168,850	24,491,041
Fidelity Low-Priced Stock Fund	52,783,219	302,098	3,342,194	-	(337,947)	959,066	50,364,242
Fidelity New Markets Income Fund	9,386,569	175,417	158,825	116,777	(5,966)	30,609	9,427,804
Fidelity Overseas Fund	142,670,380	5,592,761	2,870,729	-	(243,090)	14,847,282	159,996,604
Fidelity Real Estate Investment Portfolio	12,537,884	87,959	238,237	-	(8,247)	398,864	12,778,223
Fidelity Total Bond Fund	170,873,330	20,672,181	3,120,549	1,765,132	(49,933)	4,198,346	192,573,375
Fidelity U.S. Low Volatility Equity Fund	42,200,674	209,495	18,256,984	-	806,152	(1,100,756)	23,858,581
Fidelity Value Discovery Fund	23,355,632	137,312	1,436,862	-	198,389	(765,997)	21,488,474
VIP Investment Grade Bond II Portfolio - Investor Class	170,913,838	19,679,398	3,120,534	73,003	(107,041)	6,093,124	193,458,785
VIP Stock Selector All Cap Portfolio Investor Class	619,127,921	3,485,116	39,743,398	-	(5,798,774)	56,448,785	633,519,650
	1,830,148,050	103,515,961	114,349,982	3,456,519	(4,391,260)	111,005,514	1,925,928,283

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.